SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811- 06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2010

Date of reporting period: March 31, 2010

Item 1. Schedule of Investments:

Putnam International Equity Fund
The fund's portfolio
3/31/10 (Unaudited)

COMMON STOCKS (99.0%)(a)
	Shares	Value

Australia (1.6%)
AGL Energy, Ltd.	734,020	$10,113,328
Telstra Corp., Ltd.	6,396,150	17,531,419
		27,644,747

Belgium (0.6%)
UCB SA	254,198	10,854,860
		10,854,860

Canada (3.5%)
Agrium, Inc.	193,160	13,670,429
National Bank of Canada	407,158	24,811,441
Nexen, Inc.	876,657	21,709,096
		60,190,966

China (3.9%)
China National Materials Co., Ltd. (S)	13,782,000	9,177,468
Dongfeng Motor Group Co., Ltd.	8,960,000	14,564,227
Industrial & Commercial Bank of China	7,275,000	5,547,212
Longtop Financial Technologies Ltd. ADR (NON)	172,800	5,565,888
Renhe Commercial Holdings Co., Ltd.	61,214,000	14,191,991
Skyworth Digital Holdings, Ltd. (S)	7,928,000	9,241,283
Sohu.com, Inc. (NON)	151,900	8,293,740
		66,581,809

France (8.7%)
Alstom SA	223,277	13,923,960
AXA SA	1,060,477	23,591,402
BNP Paribas SA	463,655	35,609,076
Christian Dior SA	184,221	19,652,381
Renault SA (NON)	201,417	9,440,272
Technip SA	201,260	16,364,881
Total SA	423,878	24,607,426
UBISOFT Entertainment (NON)	444,767	6,115,602
		149,305,000

Germany (8.7%)
Brenntag AG 144A (NON)	73,246	5,441,335
Deutsche Post AG	1,338,352	23,220,061
HeidelbergCement AG	101,305	5,651,189
Henkel AG & Co. KGaA	523,425	28,180,627
Kabel Deutschland GmbH 144A	295,000	8,347,664
Metro AG	185,593	11,009,886
MTU Aero Engines Holding AG	306,527	17,834,171
Porsche Automobil Holding SE (Preference)	619,108	37,785,015
Puma AG Rudolf Dassier Sport	39,600	12,545,545
		150,015,493

Hong Kong (2.4%)
Esprit Holdings, Ltd.	1,492,485	11,774,328
Noble Group, Ltd.	10,203,000	22,324,762
Wharf (Holdings), Ltd.	1,228,000	6,919,845
		41,018,935

Ireland (1.2%)
Irish Life & Permanent PLC (NON)	2,114,314	8,404,631
Kerry Group PLC Class A	415,354	12,903,429
		21,308,060

Italy (2.1%)
Mediaset SpA	1,852,777	15,916,192
Prysmian SpA	999,213	19,637,218
		35,553,410

Japan (20.8%)
Aisin Seiki Co., Ltd.	1,094,200	32,788,527
Astellas Pharma, Inc.	748,600	27,119,125
Dai-ichi Mutual Life Insurance Co. Ltd. (The) 144A (NON)	4,478	6,709,332
Fujitsu, Ltd.	2,685,000	17,585,830
Japan Tobacco, Inc.	9,833	36,621,190
JFE Holdings, Inc.	338,700	13,647,319
Jupiter Telecommunications Co., Ltd. (S)	19,523	22,565,111
KDDI Corp.	2,852	14,772,774
Mitsui & Co., Ltd.	1,160,800	19,516,447
Nippon Telegraph & Telephone (NTT) Corp.	612,300	25,818,301
Ono Pharmaceutical Co., Ltd.	211,900	9,433,904
ORIX Corp. (S)	358,320	31,790,163
Sankyo Co., Ltd.	281,100	13,913,608
Sumco Corp.	550,300	11,708,009

Sumitomo Mitsui Financial Group, Inc.	334,800	11,071,618
Suzuken Co., Ltd.	466,700	16,457,368
Tokyo Electron, Ltd.	216,500	14,365,368
Tokyo Gas Co., Ltd.	3,514,000	15,494,092
Toyo Suisan Kaisha, Ltd.	634,000	16,406,378
		357,784,464

Luxembourg (1.2%)
ArcelorMittal	457,246	20,065,895
		20,065,895

Netherlands (1.0%)
AerCap Holdings NV (NON)	680,442	7,838,692
ASML Holding NV (S)	286,193	10,228,401
		18,067,093

Norway (1.0%)
DnB NOR ASA (NON)	1,456,396	16,648,589
		16,648,589

Singapore (1.6%)
DBS Group Holdings, Ltd.	1,208,000	12,352,092
Singapore Airlines, Ltd.	1,332,800	14,485,921
		26,838,013

South Korea (2.7%)
KT Corp.	314,030	12,978,167
Shinhan Financial Group Co., Ltd.	360,680	14,172,760
Woori Finance Holdings Co., Ltd. (NON)	1,342,990	19,707,951
		46,858,878

Spain (4.6%)
Banco Bilbao Vizcaya Argentaria SA	1,432,807	19,604,512
Banco Santander Central Hispano SA	2,367,537	31,466,669
Endesa SA	570,937	16,317,843
Obrascon Huarte Lain SA (S)	422,973	12,226,026
		79,615,050

Sweden (0.6%)
SKF AB Class B	609,557	10,845,999
		10,845,999

Switzerland (9.7%)
Credit Suisse Group	206,084	10,629,843
Nestle SA	1,174,355	60,183,325
Roche Holding AG	356,387	57,836,364
Zurich Financial Services AG	151,058	38,750,097
		167,399,629

Taiwan (1.0%)
Hon Hai Precision Industry Co., Ltd.	1,350,000	5,847,193
Taiwan Semiconductor Manufacturing Co., Ltd.	6,395,000	12,388,726
		18,235,919

United Arab Emirates (0.9%)
Aldar Properties PJSC (NON)	6,495,029	8,153,052
DP World, Ltd.	13,221,376	6,809,009
		14,962,061

United Kingdom (20.2%)
BAE Systems PLC	2,001,765	11,281,873
Barclays PLC	2,886,743	15,787,579
BG Group PLC	1,496,918	25,914,120
BP PLC	6,602,831	62,479,873
British Sky Broadcasting Group PLC	600,988	5,491,683
BT Group PLC	13,362,726	25,130,986
Cairn Energy PLC (NON)	3,438,747	21,766,041
Compass Group PLC	2,545,365	20,322,586
Eurasian Natural Resources Corp.	893,406	16,164,724
Gartmore Group Ltd. (NON)	3,017,000	5,724,380
GlaxoSmithKline PLC	1,812,700	34,820,199
Reckitt Benckiser Group PLC	431,448	23,687,549
Telecity Group PLC (NON)	1,006,465	6,477,504
Vedanta Resources PLC	473,806	19,964,718
WPP PLC	2,061,418	21,371,250
Xstrata PLC (NON)	1,666,702	31,585,639
		347,970,704

United States (1.0%)
First Solar, Inc. (NON) (S)	70,900	8,695,885
XL Capital, Ltd. Class A (S)	495,800	9,370,621
		18,066,506

Total common stocks (cost $1,420,694,996)		$1,705,832,080

SHORT-TERM INVESTMENTS (3.6%)(a)
	Principal amount	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 0.01% to 0.27% and
due dates ranging from April 1, 2010 to May 28, 2010
(d)	$60,575,502	$60,573,606
U.S. Treasury Bills with effective yields ranging from
of 0.23% to 0.39%, November 18, 2010 (SEGSF)	402,000	400,976
U.S. Treasury Bills with effective yields ranging from
of 0.26% to 0.29%, December 16, 2010 (SEGSF)	636,000	634,776
U.S. Treasury Cash Management Bills with an effective
yield of 0.25%, July 15, 2010 (SEGSF)	12,000	11,988
SSgA Prime Money Market Fund (i)	219,000	219,000

Total short-term investments (cost $61,840,391)		$61,840,346

TOTAL INVESTMENTS

Total investments (cost $1,482,535,387)(b)		$1,767,672,426

FORWARD CURRENCY CONTRACTS TO BUY at 3/31/10 (aggregate face value $289,192,712) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$122,994,758	$120,480,300	4/22/10	$2,514,458
British Pound	16,409,729	16,244,454	4/22/10	165,275
Danish Krone	16,175,821	16,282,883	4/22/10	(107,062)
Euro	75,345,496	75,513,879	4/22/10	(168,383)
Japanese Yen	10,832,381	11,357,577	4/22/10	(525,196)
Norwegian Krone	10,435,657	10,394,673	4/22/10	40,984
Swedish Krona	38,830,739	38,918,946	4/22/10	(88,207)

Total				$1,831,869

FORWARD CURRENCY CONTRACTS TO SELL at 3/31/10 (aggregate face value $180,802,281) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$2,043,012	$1,998,758	4/22/10	$(44,254)
British Pound	3,225,061	3,185,238	4/22/10	(39,823)
Canadian Dollar	59,719,214	58,227,765	4/22/10	(1,491,449)
Euro	4,541,901	4,528,413	4/22/10	(13,488)
Hong Kong Dollar	36,458,040	36,467,641	4/22/10	9,601
Japanese Yen	1,234,037	1,295,402	4/22/10	61,365
Norwegian Krone	14,448,476	14,451,098	4/22/10	2,622
Singapore Dollar	26,616,696	26,534,377	4/22/10	(82,319)
Swedish Krona	1,209,653	1,212,497	4/22/10	2,844
Swiss Franc	33,722,273	32,901,092	4/22/10	(821,181)

Total				$(2,416,082)

Key to holding's abbreviations

ADR	American Depository Receipts
PJSC	Public Joint Stock Company

NOTES

(a) Percentages indicated are based on net assets of $1,723,826,758.

(b) The aggregate identified cost on a tax basis is $1,535,426,065, resulting in gross unrealized appreciation and depreciation of $292,480,937 and $60,234,576, respectively, or net unrealized appreciation of $232,246,361.

(NON) Non-income-producing security.

(SEGSF) These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at March 31, 2010.

(d) The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. At March 31, 2010, the value of securities loaned amounted to $57,822,144. The fund received cash collateral of $60,573,606 which is pooled with collateral of other Putnam funds into 44 issues of short-term investments.

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $10,691 for the period ended March 31, 2010. During the period ended March 31, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $341,488,395 and $348,433,866, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(i) Security purchased with cash or securities received, that was pledged to the fund for collateral on certain derivative contracts.

(S) Securities on loan, in part or in entirety, at March 31, 2010.

At March 31, 2010, liquid assets totaling $1,893,675 have been segregated to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The fund had the following industry concentrations greater than 10% at December 31, 2009 (as a percentage of net assets):

Banking	10.0%
Oil and gas	10.0

Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price and is generally categorized as a Level 2 security. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Forward currency contracts: The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. The fund had an average contract amount of approximately $532,900,000 on forward currency contracts for the period ended March 31, 2010.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $226,726 at March 31, 2010. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

At March 31, 2010, the fund had a net liability position of $1,693,165 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $1,044,433.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (“Agreements”) with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $3,469,039 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreements are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures ("ASC 820") establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of March 31, 2010:

			Valuation inputs

Investments in securities:		Level 1	Level 2	Level 3

Common stocks:

	Australia	$27,644,747	$--	$--

	Belgium	10,854,860	--	--

	Canada	60,190,966	--	--

	China	66,581,809	--	--

	France	149,305,000	--	--

	Germany	150,015,493	--	--

	Hong Kong	41,018,935	--	--

	Ireland	21,308,060	--	--

	Italy	35,553,410	--	--

	Japan	357,784,464	--	--

	Luxembourg	20,065,895	--	--

	Netherlands	18,067,093	--	--

	Norway	16,648,589	--	--

	Singapore	26,838,013	--	--

	South Korea	46,858,878	--	--

	Spain	79,615,050	--	--

	Sweden	10,845,999	--	--

	Switzerland	167,399,629	--	--

	Taiwan	18,235,919	--	--

	United Arab Emirates	14,962,061	--	--

	United Kingdom	347,970,704	--	--

	United States	18,066,506	--	--

Total common stocks		1,705,832,080	--	--

Short-term investments		219,000	61,621,346	--

Totals by level		$1,706,051,080	$61,621,346	$--

Transfers of securities from Level 2 into Level 1 totalling $965,478,000 for the period ended March 31, 2010 were due to prior periods security valuations being impacted by significant events in certain foreign markets prior to the close of the New York Stock Exchange.

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts to buy	$--	$1,831,869	$--

Forward currency contracts to sell	--	(2,416,082)	--

Totals by level	$--	$(584,213)	$--

Market Values of Derivative Instruments as of March 31, 2010

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value

Foreign exchange contracts	$2,800,545	$3,384,758

Total	$2,800,545	$3,384,758

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam International Equity Fund

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer
Date: May 28, 2010

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: May 28, 2010